UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2003

The Finish Line, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20184	35-1537210
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3308 North Mitthoeffer Road, Indianapolis, Indiana	46235
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 899-1022

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued March 27, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March, 27 2003, the registrant issued a press release, attached as Exhibit 99.1 to this Form 8-K, incorporated herein by reference. The press release disclosed material non-public information regarding the registrant’s results of operations for a completed quarterly fiscal period.

The registrant’s management believes presentation of the non-Generally Accepted Accounting Principles (“GAAP”) financial measure provides useful information to investors regarding the registrant’s financial condition and results of operations

The Company has provided previous guidance to investors in it’s March 6, 2003 sales press release based on non-GAAP adjusted results that exclude the gain from a tornado insurance settlement and asset impairment charges. The Company believes that excluding these items makes the results comparable and consistent to the previous guidance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FINISH LINE, INC.

Date: March 27, 2003	By:	/s/ KEVIN S. WAMPLER
Senior Vice President – Chief Accounting Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued March 27, 2003